Third Quarter Earnings Supplemental November 2, 2023

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business, and are based on currently available operating, financial and competitive information which are subject to various risks and uncertainties, so you should not place undue reliance on forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "commit," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that we may not predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements, and you should not unduly rely on these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following: • risks related to or arising from our organizational structure; • risks of food-borne illness and food safety and other health concerns about our food; • the impact of unionization activities of our restaurant workers on our operations and profitability; • the impact of recent bank failures on the marketplace, including the ability to access credit; • risks associated with our reliance on certain information technology systems and potential failures or interruptions; • privacy and cyber security risks related to our digital ordering and payment platforms for our delivery business; • the impact of competition, including from our competitors in the restaurant industry or our own restaurants; • the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees; • the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, costs or ability to open new restaurants, or sale of food and alcoholic beverage control regulations; • inability to achieve our growth strategy, such as the availability of suitable new restaurant sites in existing and new markets and opening of new restaurants at the anticipated rate and on the anticipated timeline; • the impact of consumer sentiment and other economic factors on our sales; • increases in food and other operating costs, tariffs and import taxes, and supply shortages; • the potential future impact of COVID-19 (including any variant) on our results of operations, supply chain or liquidity; and • other risks identified in our filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company’s most recent Annual Report on Form 10-K, filed with the SEC. All of the Company’s SEC filings are available on the SEC’s website at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation includes certain non-GAAP measures as defined under SEC rules, including Adjusted EBITDA, Adjusted EBITDA Margin, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin. Reconciliations and definitions are included in the Appendix to this presentation.

Q3 2023 PERFORMANCE REVENUE $166.8 million Q3 Total revenue SAME RESTAURANT SALES GROWTH (1) PROFITABILITY $15.1 million Q3 Operating Income 10.4% Q3 Total revenue Growth (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure. (3) A geometric comparable sales measure is used to determine the compounding effect of an earlier period's year over year comparable sales percentage on the subsequent period's year over year comparable sales percentage. $27.3 million Q3 Adjusted EBITDA(2) $41.9 million Q3 Restaurant-Level Adjusted EBITDA(2) $6.5 million Q3 Net Income

Q3 YTD 2023 PERFORMANCE REVENUE $492.0 million Q3 YTD Total revenue SAME RESTAURANT SALES GROWTH (1) PROFITABILITY $41.0 million Q3 YTD Operating Income 12.8% Q3 YTD Total Revenue Growth (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure. $76.1 million Q3 YTD Adjusted EBITDA(2) $119.4 million Q3 YTD Restaurant-Level Adjusted EBITDA(2) $15.2 million Q3 YTD Net Income

DEVELOPMENT UPDATE - CLASS OF 2023


Portillo's
HOT DOGS · BEEF · BURGERS · SALADS
STOP
Kissimmee, FL


Portillo's
HOT DOGS · BEEF · BURGERS · SALADS
Tucson, AZ


Portillo's
Allen, TX


Portillo's
The Colony, TX


Portillo's
Gilbert, AZ


Portillo's
HOT DOGS · BEEF · BURGERS · SALADS
Queen Creek, AZ

Opened Subsequent to Q3 2023


Cicero, IL

Currently Under Construction


Arlington, TX


Algonquin, IL


Rosemont, IL


Clermont, FL


Fort Worth, TX

4 in Completed Class of 2022 | **8 in Class of 2023**

2023 — Q1 —— Q2 —— Q3 —— Q4 ——→

Portillo's
5

FINANCIAL PROFILE $57 $30 $41 $47 2020 2021* 2022 LTM Q3 2023 $122 $142 $133 $151 26.8% 26.6% 22.6% 23.6% 2020 2021 2022 LTM Q3 2023 $12 $(13) $17 $18 2020 2021* 2022 LTM Q3 2023 $88 $98 $85 $94 19.3% 18.4% 14.5% 14.7% 2020 2021 2022 LTM Q3 2023 (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity. (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure. $455 $535 $587 $643 2020 2021 2022 LTM Q3 2023 (7.7)% 10.5% 5.4% 6.1% 2020 2021 2022 LTM Q3 2023 TOTAL REVENUE OPERATING INCOME NET INCOME (LOSS) * 2021 includes $38.7 million of additional transaction-related fees and expenses * 2021 includes $38.7 million of additional transaction-related fees and expenses SAME RESTAURANT SALES (1) RESTAURANT-LEVEL ADJ. EBITDA (Margin) (2) ADJ. EBITDA (Margin) (2) ($ in millions) ($ in millions) ($ in millions) ($ in millions) ($ in millions)

2023 AND LONG-TERM OUTLOOK (1) We are unable to reconcile the long-term outlook for Adjusted EBITDA growth to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure. FISCAL 2023 FINANCIAL TARGETS Unit Growth 4 new openings in the "Class of 2022" 8 new openings in the "Class of 2023" Commodity Inflation Mid single digits General & Administrative Expenses $78 - $80 million Pre-Opening Expenses $7.5 - $8.0 million Capital Expenditures $75 - $80 million LONG-TERM FINANCIAL TARGETS (UPDATED SEPTEMBER 2023) Unit Growth 12% - 15% annually Same Restaurant Sales Low single digits Revenue Growth Mid teens Adj. EBITDA Growth(1) Low teens

APPENDIX

STATEMENT OF OPERATIONS

	Quarter Ended				Three Quarters Ended			
	September 24, 2023		September 25, 2022		September 24, 2023		September 25, 2022	
REVENUES, NET	$ 166,805	100.0 %	$ 151,121	100.0 %	$ 492,047	100.0 %	$ 436,226	100.0 %
COST AND EXPENSES:								
Restaurant operating expenses:								
Food, beverage and packaging costs	55,551	33.3 %	53,374	35.3 %	165,407	33.6 %	151,414	34.7 %
Labor	42,588	25.5 %	39,133	25.9 %	126,200	25.6 %	114,352	26.2 %
Occupancy	8,210	4.9 %	7,644	5.1 %	24,898	5.1 %	22,778	5.2 %
Other operating expenses	18,571	11.1 %	16,882	11.2 %	56,107	11.4 %	47,225	10.8 %
Total restaurant operating expenses	124,920	74.9 %	117,033	77.4 %	372,612	75.7 %	335,769	77.0 %
General and administrative expenses	18,898	11.3 %	18,059	12.0 %	57,285	11.6 %	49,185	11.3 %
Pre-opening expenses	2,410	1.4 %	791	0.5 %	5,029	1.0 %	1,770	0.4 %
Depreciation and amortization	6,178	3.7 %	5,289	3.5 %	17,788	3.6 %	15,803	3.6 %
Net income attributable to equity method investment	(422)	(0.3)%	(409)	(0.3)%	(1,010)	(0.2)%	(807)	(0.2)%
Other income, net	(276)	(0.2)%	(228)	(0.2)%	(630)	(0.1)%	(333)	(0.1)%
OPERATING INCOME	15,097	9.1 %	10,586	7.0 %	40,973	8.3 %	34,839	8.0 %
Interest expense	6,573	3.9 %	7,090	4.7 %	20,539	4.2 %	19,286	4.4 %
Interest income	(116)	(0.1)%	–	– %	(116)	– %	–	– %
Tax Receivable Agreement Liability adjustment	(528)	(0.3)%	(708)	(0.5)%	(1,691)	(0.3)%	(2,462)	(0.6)%
Loss on debt extinguishment	–	– %	–	– %	3,465	0.7 %	–	– %
INCOME BEFORE INCOME TAXES	9,168	5.5 %	4,204	2.8 %	18,776	3.8 %	18,015	4.1 %
Income tax expense	2,622	1.6 %	1,006	0.7 %	3,605	0.7 %	3,511	0.8 %
NET INCOME	6,546	3.9 %	3,198	2.1 %	15,171	3.1 %	14,504	3.3 %
Net income attributable to non-controlling interests	2,185	1.3 %	1,606	1.1 %	4,536	0.9 %	7,607	1.7 %
NET INCOME ATTRIBUTABLE TO PORTILLO'S INC.	$ 4,361	2.6 %	$ 1,592	1.1 %	$ 10,635	2.2 %	$ 6,897	1.6 %
Net income per common share attributable to Portillo's Inc.:								
Basic	$ 0.08		$ 0.04		$ 0.20		$ 0.19	
Diluted	$ 0.07		$ 0.04		$ 0.19		$ 0.17	
Weighted-average common shares outstanding:								
Basic	55,127,133		38,899,373		53,231,086		36,899,208	
Diluted	58,767,812		42,625,160		56,813,653		40,785,766	


Portillo's

Portillo's

9

SELECTED OPERATING DATA (a) Includes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. AUVs for the quarters ended September 24, 2023 and September 25, 2022 represent AUVs for the twelve months ended September 24, 2023 and September 25, 2022, respectively. Total restaurants indicated are as of a point in time. (b) Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. Quarter Ended Three Quarters Ended September 24, 2023 September 25, 2022 September 24, 2023 September 25, 2022 Total Restaurants (a) 78 71 78 71 AUV (in millions) (a) N/A N/A $ 8.9 $ 8.4 Change in same-restaurant sales (b) 3.9% 5.8% 6.1% 5.2 % Adjusted EBITDA (in thousands) (b) $ 27,285 $ 21,620 $ 76,140 $ 66,864 Adjusted EBITDA Margin (b) 16.4% 14.3% 15.5% 15.3 % Restaurant-Level Adjusted EBITDA (in thousands) (b) $ 41,885 $ 34,088 $ 119,435 $ 100,457 Restaurant-Level Adjusted EBITDA Margin (b) 25.1% 22.6% 24.3% 23.0%

ADJUSTED EBITDA DEFINITIONS How These Measures Are Useful We believe that Adjusted EBITDA and Adjusted EBITDA Margin are important measures of operating performance because they eliminate the impact of expenses that do not relate to our core operating performance. Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of operating performance and our calculations thereof may not be comparable to similar measures reported by other companies. Adjusted EBITDA and Adjusted EBITDA Margin have important limitations as analytical tools and should not be considered in isolation as substitutes for analysis of our results as reported under GAAP. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA represents net income (loss) before depreciation and amortization, interest expense, interest income and income taxes, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing core operating performance as identified in the reconciliation of net income (loss), the most directly comparable GAAP measure, to Adjusted EBITDA. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenues, net. We use Adjusted EBITDA and Adjusted EBITDA Margin (i) to evaluate our operating results and the effectiveness of our business strategies, (ii) internally as benchmarks to compare our performance to that of our competitors and (iii) as factors in evaluating management’s performance when determining incentive compensation. We are unable to reconcile the long-term outlook for Adjusted EBITDA to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

ADJUSTED EBITDA RECONCILIATION (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents non-capitalized third party consulting and software licensing costs incurred in connection with the implementation of a new ERP system. (3) Represents loss on disposal of property and equipment. (4) Represents the exclusion of certain expenses that management believes are not indicative of ongoing operations, consisting primarily of professional fees. (5) Represents remeasurement of the Tax Receivable Agreement liability. (6) Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net. Quarter Ended Three Quarters Ended September 24, 2023 September 25, 2022 September 24, 2023 September 25, 2022 Net income $ 6,546 $ 3,198 $ 15,171 $ 14,504 Depreciation and amortization 6,178 5,289 17,788 15,803 Interest expense 6,573 7,090 20,539 19,286 Interest income (116) — (116) — Loss on debt extinguishment — — 3,465 — Income tax expense 2,622 1,006 3,605 3,511 EBITDA 21,803 16,583 60,452 53,104 Deferred rent (1) 1,388 1,053 3,781 2,999 Equity-based compensation 4,324 3,698 12,044 11,347 ERP implementation costs (2) 149 — 149 — Other loss (3) 16 114 511 239 Transaction-related fees & expenses (4) 133 880 894 1,637 Tax Receivable Agreement liability adjustment (5) (528) (708) (1,691) (2,462) Adjusted EBITDA $ 27,285 $ 21,620 $ 76,140 $ 66,864 Adjusted EBITDA Margin (6) 16.4% 14.3% 15.5% 15.3%

LTM Fiscal Year Ended September 24, 2023 December 25, 2022 December 26, 2021 December 27, 2020 Net income (loss) $ 17,824 $ 17,157 $ (13,416) $ 12,263 Depreciation and amortization 22,893 20,907 23,312 24,584 Interest expense 28,898 27,644 39,694 45,031 Interest income (116) — — — Loss on debt extinguishment 3,465 — 7,265 — Income tax expense (benefit) 1,917 1,823 (3,531) — EBITDA 74,881 67,531 53,324 81,878 Deferred rent (1) 4,781 3,998 3,161 2,771 Equity-based compensation 16,835 16,137 30,708 960 ERP implementation costs (2) 149 — — — Option holder payment and consulting fees (3) — — 7,744 2,000 Other loss (4) 669 397 292 130 Transaction-related fees & expenses (5) 1,493 2,237 3,268 65 Tax Receivable Agreement Liability adjustment (6) (4,574) (5,345) — — Adjusted EBITDA (7) $ 94,234 $ 84,955 $ 98,497 $ 87,804 Adjusted EBITDA Margin 14.7% 14.5% 18.4% 19.3 % ADJUSTED EBITDA RECONCILIATION (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents non-capitalized third party consulting and software licensing costs incurred in connection with the implementation of a new ERP system. (3) Represents an option holder payment in connection with the IPO and consulting fees related to our former owner. (4) Represents loss on disposal of property and equipment. (5) Represents the exclusion of certain expenses that management believes are not indicative of ongoing operations, consisting primarily of professional fees. (6) Represents remeasurement of the Tax Receivable Agreement liability. (7) Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net.

RESTAURANT-LEVEL ADJUSTED EBITDA DEFINITIONS Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin Restaurant-Level Adjusted EBITDA is defined as revenue, less restaurant operating expenses, which include food, beverage and packaging costs, labor expenses, occupancy expenses and other operating expenses. Restaurant-Level Adjusted EBITDA excludes corporate level expenses, pre-opening expenses and depreciation and amortization on restaurant property and equipment. Restaurant-Level Adjusted EBITDA Margin represents Restaurant-Level Adjusted EBITDA as a percentage of revenues, net. How These Measures Are Useful We believe that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are important measures to evaluate the performance and profitability of our restaurants, individually and in the aggregate. Restaurant- Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin have limitations as analytical tools and should not be considered as a substitute for analysis of our results as reported under GAAP. Limitations of the Usefulness of This Measure Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not required by, nor presented in accordance with GAAP. Rather, Restaurant- Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are supplemental measures of operating performance of our restaurants. You should be aware that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not indicative of overall results for the Company, and Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin do not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measures. In addition, our calculations thereof may not be comparable to similar measures reported by other companies.

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION Quarter Ended Three Quarters Ended September 24, 2023 September 25, 2022 September 24, 2023 September 25, 2022 Operating Income $ 15,097 $ 10,586 $ 40,973 $ 34,839 General and administrative expenses 18,898 18,059 57,285 49,185 Pre-opening expenses 2,410 791 5,029 1,770 Depreciation and amortization 6,178 5,289 17,788 15,803 Net Income attributable to equity method investment (422) (409) (1,010) (807) Other income, net (276) (228) (630) (333) Restaurant-Level Adjusted EBITDA $ 41,885 $ 34,088 $ 119,435 $ 100,457 Restaurant-Level Adjusted EBITDA Margin (1) 25.1% 22.6% 24.3% 23.0% (1) Restaurant-Level Adjusted EBITDA Margin is defined as Restaurant-Level Adjusted EBITDA divided by Revenues, net.

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION LTM Fiscal Year Ended September 24, 2023 December 25, 2022 December 26, 2021 December 27, 2020 Operating Income $ 47,414 $ 41,279 $ 30,012 $ 57,294 General and administrative expenses 74,992 66,892 87,089 39,854 Pre-opening expenses 7,974 4,715 3,565 2,209 Depreciation and amortization 22,893 20,907 23,312 24,584 Net Income attributable to equity method investment (1,286) (1,083) (797) (459) Other income, net (501) (204) (1,099) (1,537) Restaurant-Level Adjusted EBITDA $ 151,486 $ 132,506 $ 142,082 $ 121,945 Restaurant-Level Adjusted EBITDA Margin (1) 23.6% 22.6% 26.6% 26.8% (1) Restaurant-Level Adjusted EBITDA Margin is defined as Restaurant-Level Adjusted EBITDA divided by Revenues, net.

CONTACT INFORMATION Investor Contact: Barbara Noverini, CFA investors@portillos.com Media Contact: ICR, Inc. portillosPR@icrinc.com